(Form of Warrant Certificate)

     NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR CERTAIN STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THEY ARE SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THIS COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, THAT SUCH AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

No. CW

                VOID AFTER 5:00 P.M. CENTRAL TIME

                        On August 26, 2001

                     VANGUARD AIRLINES, INC.

                       Warrant Certificate

     THIS CERTIFIES THAT for value received
_____________________, or registered assigns, is the registered holder of ____________ Warrants, each of which entitles the owner thereof to purchase any time after August 20, 1996 (the "Effective Date") until 5:00 P.M. prevailing Central Time on August 26, 2001 (the "Expiration Date"), one share of the common stock, par value $0.001 per share (the "Common Stock"), of Vanguard Airlines, Inc., a Delaware corporation (the "Company"), multiplied by the number of warrants set forth above, at an exercise price per share equal to the Unit Price, as defined in the Warrant Agreement ("Warrant Agreement") between the Company, the registered holder hereof and certain other holders of Warrant Certificates, dated as of the date hereof, multiplied by 1.2 (the "Exercise Price"), subject to certain adjustments, upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. Upon the Expiration Date, all rights evidenced by this Warrant shall cease and the Warrants shall become void. The number of Warrants evidenced by this Warrant Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of the date of original issuance of the Warrants, based on the shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement referred to below, the Exercise Price and the number or kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, duties and immunities hereunder of the Company and the holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the principal office of the Company.

     This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

     No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made as provided in the Warrant
Agreement.

     No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised and the shares of Common Stock shall have become deliverable as provided in the Warrant Agreement.

     If this Warrant Certificate shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock or other class of stock purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for shares purchasable upon such exercise until the date of the reopening of said transfer books.

     This Warrant Certificate may be redeemed under the circumstances described in the Warrant Agreement.

     In Witness Whereof, the Company has caused this Warrant to be duly executed and delivered on the date first set forth above.


                              ________________________________
                              Robert J. McAdoo
                              Chairman, President & Chief
                              Executive Officer

                        FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificates.)

FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:_______________________, 199__    _________________________
                                        Signature


                              NOTICE

     The signature of the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

                             FORM OF
                       ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Warrant
Certificate.)

TO VANGUARD AIRLINES, INC.:

The undersigned hereby irrevocably elects to exercise _____________ Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such ____________ Warrants and requests that certificates for such shares be issued in the name of: _________________________.

Please insert social security or other identifying number:




                              ___________________________________
                              (Please print name and address)


                              ___________________________________
                                             Signature

                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of this
                              Warrant Certificate)